Battleshares™ NVDA vs INTC ETF Trading Symbol: JNSN Listed on NYSE Arca, Inc. Summary Prospectus January 24, 2025 www.battle-shares.com

Before you invest, you may want to review the Battleshares™ NVDA vs INTC ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated January 23, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.battle-shares.com. You can also get this information at no cost by calling at (866) 532-3886 or by sending an e-mail request to info@battle-shares.com.

Investment Objective

The Battleshares™ NVDA vs INTC ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.29%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.29%

(1)	The Fund’s adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$131	$409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (ETF) that seeks long-term capital appreciation.

The Fund’s investment strategy is designed to capitalize on the competitive dynamics within the semiconductors & semiconductor equipment industry by taking targeted positions in two specific companies, one which the Adviser views as a new leader in this industry: NVIDIA Corporation, (“NVDA”) and one which the Adviser views as a legacy leader in this industry: Intel Corporation (“INTC” or “Intel”). The Fund establishes long exposure to NVDA and short exposure to INTC. That is, the Fund is designed to benefit if NVDA’s share price outperforms INTC’s share price after considering the effects of leverage (e.g., the potential magnified gains or losses arising from the Fund’s use of derivatives to increase exposure). In this context, “outperforms” means the Fund’s leveraged long position in NVDA, combined with its short position in INTC, results in net positive performance for the Fund, factoring in the effects of leverage.

The Fund’s strategy involves a leveraged long position in NVDA, generally targeting +180% to +220% of the Fund’s net assets, and a leveraged short position in INTC, generally targeting -80% to -120% of the Fund’s net assets. To be “long” means to have exposure to an asset with the expectation that its value will increase over time. Conversely, to be “short” means to have exposure to an asset with the expectation that it will fall in value. The pairing reflects the view that NVDA, with its focus on GPU (“graphics processing unit”) technology and AI (“artificial intelligence”) driven computing, may prove better positioned to benefit from current industry trends than INTC, which maintains its market leadership in more traditional semiconductor segments. Because the Fund uses leverage, an investment in the Fund will typically increase or decrease in value to a greater degree than it would without the use of leverage.

In this long/short structure, the long and short positions may partially offset each other, resulting in a more balanced net exposure to market movements. This may occur because general market driven gains in one position (long NVDA) may be partially offset by losses in the other (short INTC), or vice versa. Under normal circumstances, the Fund generally targets a net long exposure between 100% and 120% of its net assets, which represents the difference between the total long and short positions. This structure may allow the Fund to benefit in various market environments, including those where both NVDA and INTC are rising. The Fund’s leveraged structure seeks to magnify the returns of its long and short positions, which also increases the potential for higher risk and volatility. If the share price of INTC (held short by the Fund) increases while the share price of NVDA (held long by the Fund) decreases, the Fund will incur losses on both positions simultaneously. Such a scenario can result in significant overall Fund losses due to the compounding impact of adverse price movements in both the long and short positions, magnified by the Fund’s leveraged exposure.

To implement the Fund’s strategy, the Adviser will utilize a mix of direct equity investments, short sales of securities, swaps, and listed options, which will be used to obtain both long and short exposure, as applicable, to the underlying securities. The Adviser selects these financial instruments based on considerations such as financing costs and liquidity. The Fund’s use of derivatives (swaps and listed options), is designed to enable it to achieve its objective of capital appreciation by providing flexible and efficient methods to gain both long and short exposure to the underlying securities.

Swaps are derivative contracts where two parties agree to exchange cash flows or returns on different assets. These contracts enable the Fund to establish long or short exposure to the underlying securities efficiently. Long positions in swaps generally benefit from increases in the security’s price but incur losses when prices decline, while short positions generally benefit from price decreases but experience losses when prices rise.

Options provide the right, but not the obligation, to buy or sell an asset at a specified price before a certain date. Call options allow the Fund to seek gains from upward price movements, while exposing it to potential losses if prices decline. Conversely, put options enable the Fund to benefit from downward price movements, while incurring losses if prices rise. By incorporating options, the Fund can create synthetic exposure to the underlying securities.

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s derivatives transactions.

The Adviser’s active management approach involves frequent rebalancing to adjust within the anticipated exposure ranges, considering factors such as market volatility, company-specific announcements, price momentum, and other relevant indicators. As a result, the Fund is expected to have a high annual portfolio turnover rate.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in a combination of direct equity securities, swaps, and options that provide financial exposure to NVDA and/or INTC.

Portfolio Attributes

The Fund is classified as “non-diversified” under the 1940 Act.

Due to the Fund’s investment strategy, the Fund’s investment exposure is concentrated in (or substantially exposed to) the same industry as that assigned to NVDA and INTC. As of the date of the Prospectus, each of NVDA and INTC is assigned to the semiconductors & semiconductor equipment industry.

Nvidia Corporation

Nvidia Corporation is a technology company that designs graphics processing units (“GPUs”). Nvidia Corporation has created GPU-based visual computing and accelerated computing platforms that address four separate markets: gaming, professional visualization, data center, and automotive. Nvidia Corporation is listed on Nasdaq. The aggregate market value of the voting stock held by non-affiliates of Nvidia Corporation as of July 28, 2023 was approximately $1.1 trillion (based on the closing sales price of Nvidia Corporation‘s common stock as reported by Nasdaq on July 28, 2023).

Nvidia Corporation is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by Nvidia Corporation pursuant to the Exchange Act can be located by reference to the SEC file number 0-23985 through the SEC’s website at www.sec.gov. In addition, information regarding Nvidia Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to NVDA or other securities of Nvidia Corporation. The Fund has derived all disclosures contained in this document regarding Nvidia Corporation from publicly available documents. None of the Fund, the Trust, or the Adviser or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to Nvidia Corporation. None of the Fund, the Trust, or the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Nvidia Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Nvidia Corporation (and therefore the price of Nvidia Corporation at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Nvidia Corporation could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, or the Adviser, or their respective affiliates makes any representation to you as to the performance of NVDA.

THE FUND, TRUST, AND ADVISER ARE NOT AFFILIATED WITH NVIDIA CORPORATION.

Intel Corporation

Intel Corporation is a semiconductor company that designs, manufactures, and sells microprocessors and related technologies. Intel Corporation’s products are widely used in personal computers, servers, and other electronic devices. Intel Corporation is listed on Nasdaq. The aggregate market value of voting and non-voting common equity held by non-affiliates of the registrant as of June 30, 2023, based upon the closing price of the common stock as reported by the Nasdaq Global Select Market on such date, was $140.0 billion.

Intel Corporation is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by Intel Corporation pursuant to the Exchange Act can be located by reference to the SEC file number 000-06217 through the SEC’s website at www.sec.gov. In addition, information regarding Intel Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to INTC or other securities of Intel Corporation. The Fund has derived all disclosures contained in this document regarding Intel Corporation from publicly available documents. None of the Fund, the Trust, or the Adviser or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to Intel Corporation. None of the Fund, the Trust, or the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Intel Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Intel Corporation (and therefore the price of Intel Corporation at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Intel Corporation could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation to you as to the performance of INTC.

THE FUND, TRUST, AND ADVISER ARE NOT AFFILIATED WITH INTEL CORPORATION.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

NVDA Risk (Long Position). The Fund invests in NVDA either directly or indirectly through derivative instruments (i.e., via options and swaps). Through its long position, the Fund is subject to the risk that NVDA’s share price decreases. If the share price of NVDA decreases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. Therefore, as a result of the Fund’s exposure to the value of NVDA, the Fund may also be subject to the following risks:

Indirect Investment in NVDA Risk. Nvidia Corporation is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights and will not be able to influence management of Nvidia Corporation. but will be exposed to the performance of NVDA (the underlying stock). Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the underlying stock but will be subject to declines in the performance of the underlying stock.

NVDA Trading Risk. The trading price of NVDA may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general, and the market for technology companies in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. In particular, a large proportion of NVDA may be traded by short sellers which may put pressure on the supply and demand for the common stock of Nvidia Corporation, further influencing volatility in its market price. Public perception and other factors outside of the control of Nvidia Corporation may additionally impact NVDA’s stock price due to Nvidia Corporation garnering a disproportionate degree of public attention, regardless of actual operating performance. In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against companies such as these. Moreover, stockholder litigation like this has been filed against Nvidia Corporation in the past. While Nvidia Corporation continues to defend such actions, any judgment against Nvidia Corporation, or any future stockholder litigation could result in substantial costs and a diversion of the management of Nvidia Corporation’s attention and resources. If NVDA trading is halted, trading in Shares of the NVDA Fund may be impacted, either temporarily or indefinitely.

Nvidia Corporation Performance Risk. Nvidia Corporation may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of NVDA to decline. Nvidia Corporation provides guidance regarding its expected financial and business performance, such as projections regarding sales and production, as well as anticipated future revenues, gross margins, profitability and cash flows. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance Nvidia Corporation provides may not ultimately be accurate and has in the past been inaccurate in certain respects, such as the timing of new product manufacturing ramps. The guidance is based on certain assumptions such as those relating to global and local economic conditions, anticipated production and sales volumes (which generally are not linear throughout a given period), average sales prices, supplier and commodity costs, and planned cost reductions. If Nvidia Corporation’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of common stock issued by Nvidia Corporation could decline significantly.

NVDA’s accelerated computing platforms address four large markets: Gaming, Data Center, Professional Visualization, and Automotive. These markets experience rapid changes in technology, customer requirements, new product introductions and enhancements, and industry standards.

Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

INTC Price Appreciation Risk (Short Position). As part of the Fund’s short strategy, the Fund may sell INTC shares short, either directly or through the use of derivatives. By virtue of the Fund’s indirect inverse exposure to changes in the share price of INTC, the Fund is subject to the risk that INTC’s share price increases. If the share price of INTC increases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. The Fund may also be subject to the following risks:

Intel’s ability to introduce new and innovative products, such as advanced microprocessors, chipsets, or AI-related hardware, may enhance its market position and result in increased stock prices. Additionally, advancements in semiconductor manufacturing technology, including leadership in smaller node processes (e.g., 7nm or 5nm), could bolster Intel’s competitiveness and investor confidence.

Market share gains against key competitors, such as NVDA, in critical segments like data centers, personal computing, or gaming, may further support Intel’s stock performance. Moreover, strategic partnerships and successful acquisitions, particularly in high-growth areas such as artificial intelligence, autonomous vehicles, or cloud computing, could drive significant growth and lead to stock appreciation.

Favorable macroeconomic and industry conditions, including strong global demand in sectors like consumer electronics, cloud computing, and 5G, may contribute to robust financial performance for Intel. Effective supply chain management and mitigation of production delays could also enhance Intel’s operational efficiency, potentially resulting in outperformance.

Intel’s stock price may benefit from consistent or unexpectedly strong earnings reports, driven by revenue growth, cost management, or margin expansion. Positive forward guidance from Intel’s management or upgrades from financial analysts could further bolster investor sentiment and drive up the stock price.

Resolution of legal or regulatory challenges in Intel’s favor may alleviate uncertainties that have previously weighed on the stock. Continued dominance in key markets, such as personal computing and data centers, or successful penetration into emerging markets like AI, autonomous vehicles, or the Internet of Things (IoT), could reinforce Intel’s market leadership and investor confidence.

Intel’s stock performance may also improve due to shareholder-friendly actions, such as share buybacks or dividend increases, which may enhance investor sentiment. Additionally, stability in Intel’s leadership or strategic direction could positively influence market perceptions and support stock price growth.

Finally, Intel may benefit from favorable geopolitical developments, including advantageous trade policies or improved relations with key markets, such as China, which could positively impact its operations and stock performance. Conversely, any significant challenges faced by competitors, such as product delays or supply chain issues, may reduce competition and contribute to Intel’s stock outperformance.

Leveraging Risk. The Fund’s use of leverage amplifies both potential gains and potential losses, which can result in significant volatility and higher risk for investors. Specifically, NVDA, the Fund’s leveraged long position (“Long Position”) and, INTC, leveraged short position (“Short Position”) expose the Fund to heightened risk if the Long Position performs poorly while the Short Position performs well.

If the value of the Long Position declines, the Fund’s leveraged exposure could result in losses that are magnified by the leverage factor, potentially exceeding the losses that would occur in an unleveraged position. For example, if the Fund’s Long Position is at +200% of net assets, a 10% decline in the value of the Long Position could translate into a 20% loss for the Fund’s net asset value attributable to that position.

Conversely, if the value of the Short Position increases, the Fund’s leveraged short exposure could also lead to magnified losses. If the Short Position is at -100% of net assets, a 10% rise in the value of the Short Position could result in a 10% loss for the Fund’s net asset value attributable to that position.

In scenarios where the Long Position underperforms and the Short Position outperforms simultaneously, the Fund could experience compounded losses from both positions. This dual risk could lead to significant declines in the Fund’s net asset value, particularly because the losses from one position may not be sufficiently offset by gains in the other, especially when leverage is applied.

Investors should be aware that the use of leverage increases the Fund’s sensitivity to market movements and can lead to substantial losses in a relatively short period. The Adviser’s active management and rebalancing efforts, while designed to manage exposure levels, cannot eliminate the inherent risks associated with leveraged positions. As such, the Fund may experience periods of extreme volatility, and the potential for loss is significant, particularly if market conditions do not align with the Fund’s investment strategy.

Industry Risks.

●	Long Position Risks: For the Fund’s Long Position (NVDA), the Fund is subject to the risk that the semiconductor industry performs poorly. Semiconductor companies may face intense competition, both domestically and internationally, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs.

The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

●	Short Position Risks: For the Fund’s Short Position (INTC), the Fund is subject to the risk that the semiconductor industry performs well. The Fund’s short position is subject to risks of positive developments in the semiconductor industry. For example, increased competition leading to higher profit margins, successful product innovation, or the strengthening of supply chains, which could negatively impact the Fund’s Short Position. If semiconductor companies experience growth, technological advancements, or improvements in operational efficiencies, the Fund’s Short Positions may underperform, leading to potential losses. Additionally, if semiconductor companies effectively protect their intellectual property or overcome supply chain challenges, the Fund’s Short Position may perform poorly.

●	Opposing Performance Risks: The Fund’s strategy of holding a long position in one Underlying Security and a short position in another Underlying Security involves significant risks. From time to time, both positions may experience losses (i.e., the value of the Underlying Security held long declines, while the value of the Underlying Security held short increases). Such outcomes could occur due to a range of factors, including adverse market conditions, unexpected developments, or macroeconomic events that create opposing price movements in the paired securities. Additionally, company-specific risks, such as changes in competitive positioning or differing reactions to industry developments, could drive divergent performance between the long and short positions.

Derivatives Risk. The Fund’s derivative investments carry risks such as an imperfect match between the derivative’s performance and its underlying assets, and the potential for loss of principal, which can exceed the initial investment. Additionally, there are risks related to the possible default of the transaction’s counterparty and the illiquidity of derivatives, making them hard to sell or trade. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund will give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

◦	Swaps. Swaps are entered into primarily with major global financial institutions for specified periods. The swaps in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. The Fund’s swap agreements are subject to mandatory clearing, which means they must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Swaps involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the swap in a bankruptcy or other reorganization proceeding. This risk is heightened with respect to OTC instruments, such as the swaps in which the Fund will invest, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. Certain of the Fund’s transactions in swaps could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

◦	Options. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the underlying stocks. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund (i.e., “call” or “put,” respectively) a specific amount of the underlying stock at an agreed-upon price, typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile, and the use of options can lower total returns.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Equity Market Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Concentration Risk. The Fund’s investments will be concentrated in same industry as that of the NVDA and INTC. The value of the Fund’s shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to just two underlying stocks as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for derivatives that reference a single stock, such as either of the underlying company’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the relevant derivatives. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

High Portfolio Turnover Risk. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification tests applicable to a RIC, the Fund will attempt to ensure that the value of stock, options and swaps it holds with respect to a single issuer is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in such stock, options and swaps were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. Further, at least half of the Fund’s assets at the close of each quarter must consist of cash, cash items, and securities of issuers in which its holdings are less than five percent of total fund assets; the Fund expects that this requirement will be met by the collateral which it holds for its swaps and options.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.battle-shares.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Stephen Foy, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.battle-shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.